Intangible Assets, Net	12 Months Ended
Dec. 31, 2016
Intangible Assets, Net [Abstract]
INTANGIBLE ASSETS, NET

NOTE 6 – INTANGIBLE ASSETS, NET

Intangible assets, net consisted of the following:

	As of	As of
	December 31, 2016	December 31, 2015
Land use rights	$9,834,218	$2,027,918
Trademark	6,652	7,117
Patents	5,418	5,065
Total	9,846,288	2,040,100
Less: accumulated amortization	(398,802)	(261,836)
Intangible assets, net	$9,447,486	$1,778,264

Amortization expense was $161,019 and $39,361 for the years ended December 31, 2016 and 2015, respectively.

Estimated future amortization expense for intangible assets is as follows:

Periods ending December 31,	Amortization expense

2017	$197,843
2018	197,735
2019	197,046
2020	197,046
2021	196,848
Thereafter	8,460,968
$9,447,486

During the year ended December 31, 2016, the Company paid RMB 55,131,750 (approximately $8.3 million) for a land use right in order to construct a new plant in Wenling Taizhou to increase its production capacity.